Financial Instruments - Risk Management	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Financial Instruments - Risk Management
36	Financial Instruments – Risk Management
The Bank’s principal business activities result in a balance sheet that consists primarily of financial instruments. In addition, the Bank uses derivative financial instruments for both trading and hedging purposes. The principal financial risks that arise from transacting financial instruments include credit risk, liquidity risk and market risk. The Bank’s framework to monitor, evaluate and manage these risks is consistent with that in place as at October 31, 2024:

•
extensive risk management policies define the Bank’s risk appetite, set the limits and controls within which the Bank and its subsidiaries can operate, and reflect the requirements of regulatory authorities.
Risk appetite is
approved by the Bank’s Board of Directors, either directly or through the Risk Committee of the Board (the Board);

•	guidelines are developed to clarify risk limits and conditions under which the Bank’s risk policies are implemented;
•	processes are implemented to identify, evaluate, document, report and control risk. Standards define the breadth and quality of information required to make a decision; and
•	compliance with risk policies, limits and guidelines is measured, monitored and reported to ensure consistency against defined goals.
Further details on the fair value of financial instruments and how these amounts were determined are provided in Note 8. Note 11 provides details on the terms and conditions of the Bank’s derivative financial instruments including notional amounts, remaining term to maturity, credit risk, and fair values of derivatives used in trading and hedging activities.

(a)	Credit risk
Credit risk is the risk of loss resulting from the failure of a borrower or counterparty to honour its financial or contractual obligations to the Bank. The Bank’s Credit Risk Appetite and Credit Risk Policy are developed by its Global Risk Management (GRM) department and limits are reviewed and approved by the Board on an annual and biennial basis, respectively. The Credit Risk Appetite defines target markets and risk tolerances that are developed at an all-Bank
level, and then further refined at the business line level. The objectives of the Credit Risk Appetite are to ensure that, for the Bank, including the individual business lines:

•	target markets and product offerings are well defined;
•	the risk parameters for new underwritings and for the portfolios as a whole are clearly specified; and
•	transactions, including origination, syndication, loan sales and hedging, are managed in a manner to ensure the goals for the overall portfolio are met.
The Credit Risk Policy sets out, among other things, the credit risk rating systems and associated parameter estimates, the delegation of authority for granting credit, and the calculation of allowance for credit losses. It forms an integral part of enterprise-wide policies and procedures that encompass governance, risk management and control structure.
The Bank’s credit risk rating systems are designed to support the determination of key credit risk parameter estimates which measure credit and transaction risk. For non-retail
exposures, parameters are associated with each credit facility through the assignment of borrower and facility ratings. Borrower risk is evaluated using methodologies that are specific to particular industry sectors and/or business lines. The risk associated with facilities of a given borrower is assessed by considering the facilities’ structural and collateral-related elements. For retail portfolios, product specific models assign accounts into homogeneous segments using internal and external borrower/facility-level credit experience. This process provides for a meaningful differentiation of risk and allows for appropriate and consistent estimation of loss characteristics at the model and segment level. Further details on credit risk relating to derivatives are provided in Note 11(c).

(i)	Credit risk exposures
Credit risk exposures disclosed below are presented based on the Basel framework utilized by the Bank i.e., exposures subject to credit risk capital. The Bank uses the Internal Ratings Based approach (IRB) for all material Canadian, U.S., European portfolios, and for a significant portion of all international corporate and commercial portfolios. Under the Advanced Internal Ratings Based (AIRB) approach, the Bank uses internal risk parameter estimates, based on historical experience and appropriate margin of conservatism, for probability of default (PD), loss given default (LGD) and exposure at default (EAD). Under revised Basel III rules, there are new IRB requirements for internally developed model parameters under AIRB, including scope restrictions which limit certain asset classes to only the Foundation Internal Ratings Based (FIRB) approach. For those asset classes (e.g., Large Corporates, Banks, etc.) the FIRB approach utilizes the Bank’s internally modeled PD parameters combined with internationally prescribed LGD and EAD parameters. The remaining portfolios, including other individual portfolios, are treated under the standardized approach.
Under the standardized approach, credit risk is estimated using the risk weights as prescribed by the Basel framework either based on cre
d
it assessments by external rating agencies or based on the counterparty type for non-retail
exposures and product type for retail exposures. Standardized risk weights also take into account other factors such as specific provisions for defaulted exposures, eligible collateral, and loan-to-value
for real estate secured retail exposures.

As at October 31 ($ millions)	2024 (1)				2023 (1)
	Exposure at default (2)
Category	Drawn (3)	Undrawn commitments	Other exposures (4)	Total	Total
By counterparty type
Non-retail
IRB portfolio
Corporate	$204,357	$75,655	$77,588	$357,600	$391,575
Bank	17,153	14,446	25,049	56,648	55,096
Sovereign	245,009	3,350	10,499	258,858	253,293
	466,519	93,451	113,136	673,106	699,964
Standardized portfolio
Corporate	42,169	5,094	18,112	65,375	58,259
Bank	2,760	310	143	3,213	2,895
Sovereign	23,878	156	286	24,320	25,522
	68,807	5,560	18,541	92,908	86,676
Total non-retail	$535,326	$99,011	$131,677	$766,014	$786,640
Retail
IRB portfolio
Real estate secured	$249,586	$56,809	$–	$306,395	$288,659
Qualifying revolving	17,220	50,365	–	67,585	58,679
Other retail	33,666	4,999	–	38,665	39,273
	300,472	112,173	–	412,645	386,611
Standardized portfolio
Real estate secured	63,468	104	–	63,572	64,996
Other retail	53,820	9,332	62	63,214	60,440
	117,288	9,436	62	126,786	125,436
Total retail	$417,760	$121,609	$62	$539,431	$512,047
Total	$953,086	$220,620	$131,739	$1,305,445	$1,298,687
By geography (5)
Canada	$583,348	$161,659	$38,171	$783,178	$766,005
United States	141,510	35,889	60,802	238,201	223,574
Chile	52,760	3,983	3,436	60,179	66,733
Mexico	52,418	3,254	2,767	58,439	62,296
Peru	27,774	2,261	2,574	32,609	32,467
Colombia	13,033	1,278	704	15,015	16,833
Other International
Europe	15,975	5,659	17,142	38,776	43,281
Caribbean	32,347	2,248	1,575	36,170	33,974
Latin America (other)	15,897	958	887	17,742	21,672
All other	18,024	3,431	3,681	25,136	31,852
Total	$953,086	$220,620	$131,739	$1,305,445	$1,298,687

(1)	Regulatory amounts reported in 2024 and 2023 are under Revised Basel III requirements.
(2)
Exposure at default is presented after credit risk mitigation. Exposures exclude equ ity securities
and other assets. Portfolios under the Standardized Approach are reported net of specific allowances for credit losses and net of collateral amounts treated under the Comprehensive Approach.

(3)
Non-retail
drawn includes loans, acceptances, deposits with financial institutions and FVOCI debt securities. Retail drawn includes residential mortgages, credit cards, lines of credit, other personal loans and small business treated as other regulatory retail.

(4)
Other exposures include
off-balance
sheet lending instruments such as letters of credit, letters of guarantees, securitizations, derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements, securities lending and securities borrowing), net of related collateral.

(5)	Geographic segmentation is based upon the location of the ultimate risk of the credit exposure.

Consolidated Statement of Financial Position asset categories cross-referenced to credit risk exposures
The table below provides mapping of
on-balance
sheet asset categories that are included in the various Basel III exposure categories as presented in the credit risk exposure summary table of these consolidated financial statements. In addition, it also provides other exposures which are subject to market risk and/or other assets which are not subject to market and credit risk with a reconciliation to the Consolidated Statement of Financial Position. Commencing the first quarter of fiscal 2024, the Bank now calculates market risk capital based on the Standardized Approach under the new Fundamental Review of the Trading Book (FRTB) framework, including its Trading vs. Banking boundary requirements. Prior periods have not been restated to conform to the new FRTB requirements. The credit risk exposures on certain assets such as cash, precious metals, investment securities (equities) and other assets are not included in the credit risk exposure summary table. Also excluded from the credit risk exposures are certain trading assets and all assets of the Bank’s insurance subsidiaries.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2024 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	Derivative Financial Instruments	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$60,501	$–	$–	$–	$–	$–	$–	$–	$3,359	$63,860
Precious metals	–	–	–	–	–	–	–	2,540	–	2,540
Trading assets
Securities	331	–	–	–	–	–	–	119,581	–	119,912
Loans	933	–	–	–	–	–	569	6,716	–	7,649
Other	–	–	–	–	–	–	–	2,166	–	2,166
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	200,543	–	–	–	–	–	200,543
Derivative financial instruments	–	–	–	–	44,379	–	39,736	–	–	44,379
Investment securities	147,607	–	–	–	–	5,008	–	–	217	152,832
Loans:
Residential mortgages (2)	61,467	289,358	–	–	–	–	–	–	116	350,941
Personal loans	711	101,821	3,847	–	–	–	–	–	–	106,379
Credit cards	–	13,892	162	–	–	–	–	–	3,320	17,374
Business & government	261,903	12,904	17,627	–	–	–	–	–	237	292,671
Allowances for credit losses (3)	(363)	(1,170)	–	–	–	–	–	–	(5,003)	(6,536)
Customers’ liability under acceptances	149	–	–	–	–	–	–	–	(1)	148
Property and equipment	–	–	–	–	–	–	–	–	5,252	5,252
Investment in associates	–	–	–	–	–	62	–	–	1,759	1,821
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	16,853	16,853
Other (including Deferred tax assets)	5,968	1,220	–	343	–	–	–	448	25,264	33,243

Total	$539,207	$418,025	$21,636	$200,886	$44,379	$5,070	$40,305	$131,451	$51,373	$1,412,027

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $56.3 billion in mortgages guaranteed by Canada Mortgage Housing Corporation and federally backed privately insured mortgages.
(3)	Amounts for IRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2023 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	Derivative Financial Instruments	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$86,883	$–	$–	$–	$–	$–	$–	$–	$3,429	$90,312
Precious metals	–	–	–	–	–	–	–	937	–	937
Trading assets
Securities	–	–	–	–	–	–	–	107,614	(2)	107,612
Loans	584	–	–	–	–	–	433	6,960	–	7,544
Other	–	–	–	–	–	–	–	2,712	–	2,712
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	199,325	–	–	–	–	–	199,325
Derivative financial instruments	–	–	–	–	51,340	–	36,512	–	–	51,340
Investment securities	117,172	–	–	–	–	4,022	–	–	(2,957)	118,237
Loans:
Residential mortgages (2)	65,381	278,688	–	–	–	–	–	–	113	344,182
Personal loans	800	99,214	4,156	–	–	–	–	–	–	104,170
Credit cards	–	14,100	251	–	–	–	–	–	2,758	17,109
Business & government	264,824	11,690	15,479	–	–	–	–	–	(171)	291,822
Allowances for credit losses (3)	(474)	(975)	–	–	–	–	–	–	(4,923)	(6,372)
Customers’ liability under acceptances	18,718	–	–	–	–	–	–	–	(90)	18,628
Property and equipment	–	–	–	–	–	–	–	–	5,642	5,642
Investment in associates	–	–	–	–	–	59	–	–	1,866	1,925
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	17,193	17,193
Other (including Deferred tax assets)	7,129	1,170	–	237	–	–	–	–	29,935	38,471

Total	$561,017	$403,887	$19,886	$199,562	$51,340	$4,081	$36,945	$118,223	$52,793	$1,410,789

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $60.2 billion in mortgages guaranteed by Canada Mortgage Housing Corporation and federally backed privately insured mortgages.
(3)	Amounts for IRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

(ii)	Credit quality of non-retail exposures
Credit decisions are made based upon an assessment of the credit risk of the individual borrower or counterparty. Key factors considered in the assessment include: the borrower’s management; the borrower’s current and projected financial results and credit statistics; the industry in which the borrower operates; economic trends; and geopolitical risk. Banking units and Global Risk Management also review the credit quality of the credit portfolio across the organization on a regular basis to assess whether economic trends or specific events may affect the performance of the portfolio.
The Bank’s
non-retail
portfolio is well diversified by industry. As at October 31, 2024, and October 31, 2023, a significant portion of the authorized corporate and commercial lending portfolio was internally assessed at a grade that would generally equate to an investment grade rating by external rating agencies. There has not been a significant change in concentrations of credit risk since October 31, 2023.
Internal grades (IG) are used to differentiate the risk of default of a borrower. The following table cross references the Bank’s internal borrower grades with equivalent ratings categories utilized by external rating agencies:

Cross referencing of internal ratings to external ratings (1)
Equivalent External Rating
S&P and Fitch	Moody’s	Morningstar DBRS	Internal Grade	Internal Grade Code	PD Range (2)
AAA to AA+	Aaa to Aa1	AAA to AA (high)		99 – 98	0.0000% – 0.0565%
AA to A+	Aa2 to A1	AA to A (high)		95	0.0565% – 0.0689%
A to A-	A2 to A3	A to A (low)	Investment grade	90	0.0689% – 0.0813%
BBB+	Baa1	BBB (high)		87	0.0813% – 0.1185%
BBB	Baa2	BBB		85	0.1185% – 0.1860%
BBB-	Baa3	BBB (low)		83	0.1860% – 0.2581%
BB+	Ba1	BB (high)		80	0.2581% – 0.3581%
BB	Ba2	BB		77	0.3581% – 0.6668%
BB-	Ba3	BB (low)	Non-Investment grade	75	0.6668% – 1.3555%
B+	B1	B (high)		73	1.3555% – 2.3298%
B to B-	B2 to B3	B to B (low)		70	2.3298% – 5.7966%
CCC+	Caa1	–		65	5.7966% – 14.9037%
CCC	Caa2	–	Watch list	60	14.9037% – 27.2859%
CCC- to CC	Caa3 to Ca	–		40	27.2859% – 46.7412%
–	–	–		30	46.7412% – 100.0000%
Default			Default	21	100%

(1)	Applies to non-retail portfolio.
(2)	PD Ranges as at October 31, 2024. The Range does not include the upper boundary for the row.
Non-retail
IRB portfolio
The credit quality of the
non-retail
IRB portfolio, expressed in terms of risk categories of borrower internal grades is shown in the table belo
w:

		2024 (1)				2023 (1)
		Exposure at Default (2)
As at October 31 ($ millions) Category of internal grades	IG Code	Drawn	Undrawn commitments	Other exposures (3)	Total	Total
Investment grade	99 – 98	$150,557	$1,521	$22,044	$174,122	$171,655
	95	35,852	12,679	22,751	71,282	67,579
	90	14,275	12,368	22,953	49,596	63,244
	87	30,694	16,237	16,768	63,699	69,282
	85	28,252	13,252	8,476	49,980	58,705
	83	48,999	13,854	6,489	69,342	77,643
Non-Investment grade	80	40,114	10,144	4,512	54,770	54,968
	77	29,630	6,880	4,219	40,729	37,164
	75	19,495	4,373	3,456	27,324	26,291
	73	8,142	1,253	745	10,140	10,015
	70	2,845	505	441	3,791	3,226
Watch list	65	1,258	193	141	1,592	1,208
	60	903	53	30	986	1,225
	40	672	111	106	889	203
	30	225	6	1	232	106
Default	21	1,287	22	4	1,313	1,009
Total		$413,200	$93,451	$113,136	$619,787	$643,523
Government guaranteed residential mortgages (4)		53,319	–	–	53,319	56,441
Total		$466,519	$93,451	$113,136	$673,106	$699,964

(1)	Regulatory amounts reported in 2024 and 2023 are under Revised Basel III requirements.
(2)	After credit risk mitigation.
(3)
Includes
off-balance
sheet lending instruments such as letters of credit, letters of guarantees, securitizations, derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements and securities lending and borrowing), net of related collateral.

(4)	These exposures are classified as sovereign exposures and are included in the non-retail category.

Non-retail
standardized portfolio
The
non-retail
standardized portfolio relies on external credit ratings (e.g. S&P, Fitch, Morningstar DBRS, etc.) of the borrower, if available, to compute regulatory capital for credit risk. Exposures are risk weighted based on prescribed percentages and a mapping process as defined within OSFI’s Capital Adequacy Requirements Guideline.
Non-retail
standardized portfolio as at October 31, 2024 comprised of drawn, undrawn and other exposures to corporate, bank and sovereign counterparties amounted to $93 billion (October 31, 2023 – $87 billion). Within this portfolio, the majority of Corporate/Commercial exposures are to unrated counterparties, mainly in Canada, U.S., Mexico, Chile, Peru and Colombia.

(iii)	Credit quality of retail exposures
The Bank’s retail portfolios consist of a number of relatively small loans to a large number of borrowers. The portfolios are distributed across Canada and a wide range of countries. As such, the portfolios inherently have a high degree of diversification. In addition, as of October 31, 2024, 24% of the Canadian banking residential mortgage portfolio is insured and the average loan-to-value
ratio of the uninsured portion of the portfolio is 51%.
Retail AIRB portfolio
The data in the table below provides a distribution of the retail AIRB exposures within each PD range by asset class:

As at October 31 ($ millions)	2024 (1)						2023 (1)
	Exposure at default (2)
		Real estate secured
Category of (PD) grades	PD range	Mortgages	HELOC	Qualifying revolving	Other retail	Total	Total
Exceptionally Low (3)	0.0000% – 0.0500%	$78,914	$53,982	$11,735	$612	$145,243	$123,755
Very Low	0.0501% – 0.1999%	93,065	19,270	29,997	6,587	148,919	145,654
Low	0.2000% – 0.9999%	40,708	5,502	12,655	20,146	79,011	80,470
Medium Low	1.0000% – 2.9999%	10,400	–	8,818	6,260	25,478	24,230
Medium	3.0000% – 9.9999%	28	617	3,349	3,530	7,524	7,506
High	10.0000% – 19.9999%	1,969	152	339	772	3,232	1,882
Extremely High	20.0000% – 99.9999%	971	134	583	575	2,263	2,363
Default	100%	568	115	109	183	975	751
Total		$226,623	$79,772	$67,585	$38,665	$412,645	$386,611

(1)	Regulatory amounts reported in 2024 and 2023 are under Revised Basel III requirements.
(2)	After credit risk mitigation.
(3)	OSFI revised the Retail Probability of Default floor from 0.03% to 0.05% in 2023, under the Revised Basel III framework.
Retail standardized portfolio
The retail standardized portfolio of $127 billion as at October 31, 2024 (2023 – $125 billion) was comprised of residential mortgages, personal loans, credit cards an
d line
s of credit to individuals, mainly in the Latin American and Caribbean region. Of the total retail standardized exposures, $64 billion (2023 – $65 billion) was represented by mortgages and loans secured by residential real estate, mostly with a loan-to-value
ratio of below 80%.

(iv)	Collateral
Collateral held
In the normal course of business, to reduce its exposure to counterparty credit risk, the Bank receives collateral for capital markets related activities. The following are examples of the terms and conditions customary to collateral for these types of transactions:

•	The risks and rewards of the pledged assets reside with the pledgor.
•	Additional collateral is required when the market value of the transaction exceeds thresholds agreed upon with the pledgor.
•	The Bank is normally permitted to sell or repledge the collateral it receives, although this right is specific to each agreement under which the collateral is pledged.
•
Upon satisfaction of the obligation, the Bank must return the pledged assets, unless the Bank has the right to sell or repledge the collateral it receives, in which case the Bank must return comparable collateral to the pledgor.

As at October 31, 2024, the approximate market value of cash and securities collateral accepted that may be sold or repledged by the Bank was $359 billion (2023 – $315 billion). This collateral is held primarily in connection with reverse repurchase agreements, margin loans, securities lending and derivative transactions. The Bank also borrows securities under standard securities borrowing agreements that it is able to re-pledge.
Including these borrowed securities, the approximate market value of securities collateral accepted that may be sold or re-pledged
was $300 billion (2023 – $313 billion), of which approximately $60 billion was not sold or re-pledged
(2023 – $75 billion).
Collateral pledged
In the normal course of business, securities and other assets are pledged to secure an obligation, participate in clearing or settlement systems, or operate in a foreign jurisdiction. Note 35(c) details the nature and extent of the Bank’s asset pledging activities. Asset pledging transactions are conducted under terms that are common and customary to standard derivative, securities financing, and other borrowing activities. Standard risk management controls are applied with respect to asset pledging.
Assets acquired in exchange for loans
The carrying value of assets acquired in exchange for loans as at October 31, 2024 was $312 million (2023 – $334 million) mainly comprised of real estate and was classified as either held for sale or held for use as appropriate.

(b)	Liquidity risk
Liquidity risk is the risk that the Bank is unable to meet its financial obligations in a timely manner at reasonable prices. The Bank’s liquidity risk is subject to extensive risk management controls and is managed within the framework of policies and limits approved by the Board. The Board receives reports on risk exposures and performance against approved limits. The Asset-Liability Committee (ALCO) provides senior management oversight of liquidity risk.
The key elements of the Bank’s liquidity risk management framework include:

•	liquidity risk measurement and management limits, including limits on maximum net cash outflow by currency over specified short-term horizons;
•	prudent diversification of its wholesale funding activities by using a number of different funding programs to access the global financial markets and manage its maturity profile, as appropriate;
•	large holdings of liquid assets to support its operations, which can generally be sold or pledged to meet the Bank’s obligations;
•	liquidity stress testing, including Bank-specific, global-systemic, and combination systemic/Bank-specific scenarios; and
•	liquidity contingency planning.
The Bank’s foreign operations have liquidity management frameworks that are similar to the Bank’s framework. Local deposits are managed from a liquidity risk perspective based on the local management frameworks and regulatory requirements.

(i)	Commitments to extend credit
In the normal course of business, the Bank enters into commitments to extend credit in the form of loans or other financings for specific amounts and maturities, subject to specific conditions. These commitments, which are not reflected on the Consolidated Statement of Financial Position, are subject to normal credit standards, financial controls and monitoring procedures.

(ii)	Derivative instruments
The Bank is subject to liquidity risk relating to its use of derivatives to meet customer needs, generate revenues from trading activities, manage market and credit risks arising from its lending, funding and investment activities, and lower its cost of capital. The maturity profile of the notional amounts of the Bank’s derivative instruments is summarized in Note 11(b).

(c)	Market risk
Market risk arises from changes in market prices and rates (including interest rates, credit spreads, equity prices, foreign exchange rates and commodity prices), the correlations between them, and their levels of volatility. Market risk is subject to extensive risk management controls, and is managed within the framework of market risk policies and limits approved by the Board. The ALCO and Market Risk Management and Policy Committee oversee the application of the framework set by the Board, and monitor the Bank’s market risk exposures and the activities that give rise to these exposures.
The Bank uses a variety of metrics and models to measure and control market risk exposures. The measurements used are selected based on an assessment of the nature of risks in a particular activity. The principal measurement techniques are Value at Risk (VaR), stress testing, sensitivity analysis and simulation modeling. The Board reviews results from these metrics quarterly. Models are independently validated internally prior to implementation and are subject to formal periodic review.
VaR is a statistical measure that estimates the potential loss in value of the Bank’s trading positions due to adverse market movements over a defined time horizon with a specified confidence level. The quality of the Bank’s VaR is validated by regular back testing analysis, in which the VaR is compared to theoretical and actual profit and loss results. To complement VaR, the Bank also uses stress testing to examine the impact that abnormally large swings in market factors and periods of prolonged inactivity might have on trading portfolios. The stress testing program is designed to identify key risks and ensure that the Bank’s capital can absorb potential losses from abnormal events. The Bank subjects its trading portfolios to a series of stress tests on a daily basis.
In trading portfolios, sensitivity analysis is used to measure the effect of changes in risk factors, including prices and volatility, on financial products and portfolios. In non-trading
portfolios, sensitivity analysis assesses the effect of changes in interest rates on current earnings and on the economic value of equity. Simulation modeling under various scenarios is particularly important for managing risk in the deposit, lending and investment products the Bank offers to its retail customers.

(i)	Non-trading interest rate risk
Interest rate risk is the risk of loss due to the following: changes in the level, slope and curvature of the yield curve; the volatility of interest rates and changes in customer preferences (e.g. mortgage prepayment rates). The Bank actively manages its interest rate exposures with the objective of protecting net interest income within established risk tolerances. Interest rate risk arising from the Bank’s funding and investment activities is managed in accordance with Board-approved policies and global limits, which are designed to control the risk to net interest income and economic value of equity. The income limit measures the effect of a specified shift in interest rates on the Bank’s annual net interest income over the next twelve months, while the economic value limit measures the impact of a specified change in interest rates on the present value of the Bank’s net assets. These calculations are based on models that consider a number of inputs and are on a constant balance sheet and make no assumptions for management actions that may mitigate the risk.
Interest rate sensitivity
Based on the Bank’s interest rate positions, the following table shows the pro-forma
pre-tax
impact on the Bank’s net interest income over the next twelve months and economic value of equity of an immediate and sustained 100 basis points increase and decrease in interest rates across major currencies as defined by the Bank. These calculations are based on models that consider a number of inputs and are on a constant balance sheet and make no assumptions for management actions to mitigate the risk.

As at October 31 ($ millions)	2024						2023
	Net interest income			Economic value of equity
	Canadian dollar	Other currencies	Total	Canadian dollar	Other currencies	Total	Net interest income	Economic value of equity
100 bp increase	$26	$(47)	$(21)	$(332)	$(1,006)	$(1,338)	$(99)	$(1,256)
100 bp decrease	$(63)	$32	$(31)	$26	$754	$780	$68	$824

(ii)	Non-trading foreign currency risk
Foreign currency risk is the risk of loss due to changes in spot and forward rates, and the volatility of currency exchange rates.
Non-trading
foreign currency risk, also referred to as structural foreign exchange risk, arises primarily from the Bank’s net investments in self-sustaining foreign operations and is controlled by a Board-approved limit. This limit considers potential volatility to shareholders’ equity as well as the potential impact on capital ratios from foreign exchange fluctuations. On a quarterly basis, the Asset-Liability Committee (ALCO) reviews the Bank’s exposures to these net investments. The Bank may fully or partially hedge this exposure by funding the investments in the same currency, or by using other financial instruments, including derivatives.
The Bank is subject to foreign currency risk on the earnings of its foreign operations. To manage this risk, foreign currency revenues and expenses, which are primarily denominated in U.S. dollars, are projected over a number of future fiscal quarters. The ALCO assesses economic data and forecasts to decide on the portion of the estimated future foreign currency revenues and expenses to hedge. Hedging instruments normally include foreign currency spot and forward contracts, as well as foreign currency options and swaps.
As at October 31, 2024, a one percent increase (decrease) in the Canadian dollar against all currencies in which the Bank operates decreases (increases) the Bank’s before-tax
annual earnings by approximately $45 million (October 31, 2023 – $63 million) in the absence of hedging activity, due primarily from exposure to U.S. dollars from the Bank’s operations in the U.S. and activities conducted internationally in this currency and from exposures to Latin American currencies. A similar change in the Canadian dollar as at October 31, 2024 would increase (decrease) the unrealized foreign currency translation losses in the accumulated other comprehensive income in equity by approximately $324 million (2023 – $356 million), net of hedging.

(iii)	Non-trading equity risk
Equity risk is the risk of loss due to adverse movements in equity prices. Equity price risk is often classified into two categories: general equity risk, which refers to the sensitivity of an instrument or portfolio’s value to changes in the overall level of equity prices, and specific equity risk, which refers to that portion of an individual equity instrument’s price volatility that is determined by entity-specific characteristics.
The Bank is exposed to equity risk through its equity investment portfolios, which are controlled by Board-approved portfolio and VaR limits. Equity investments include common and preferred shares, as well as a diversified portfolio of third-party managed funds.
The majority of the Bank’s equity investment portfolios are managed by Group Treasury under the strategic direction of the ALCO. Group Treasury delegates the management of a portion of equity and equity-related portfolios to other external fund managers to take advantage of these fund managers’ expertise in particular market niches and products.
The fair value of equity securities designated at FVOCI is shown in Note 13.

(iv)	Trading portfolio risk management
The Bank’s policies, processes and controls for trading activities are designed to achieve a balance between pursuing profitable trading opportunities and managing earnings volatility within a framework of sound and prudent practices. Trading activities are primarily customer focused.
Market risk arising from the Bank’s trading activities is managed in accordance with Board-approved policies and limits, including the Enterprise VaR limit.
Trading portfolios are
marked-to-market
in accordance with the Bank’s valuation policies. Positions are marked-to-market
daily and valuations are independently reviewed by back office, GRM or finance units on a regular basis. These units also provide profit and loss reporting, as well as VaR and limit compliance reporting to business unit management and executive management for evaluation and action as appropriate. VaR is calculated daily using a 99% confidence level, and a one-day
holding period. This means that, once in every 100 days, the trading positions are expected to lose more than the VaR estimate. The
Bank calculates general market risk VaR using historical simulation based on 300 days of market data. In conjunction with the Bank’s implementation of the Fundamental Review of the Trading Book (FRTB) in Q1 2024, additional portfolios have been included in the VaR calculation. Prior period has been revised to reflect this change. The table below shows the Bank’s VaR by risk factor:

		For the year ended October 31, 2024
($ millions)	As at October 31, 2024	Average	High	Low	As at October 31, 2023
Credit spread plus interest rate	$12.5	$13.6	$34.3	$6.8	$13.7
Credit spread	7.3	8.4	13.6	5.9	8.1
Interest rate	17.5	12.3	26.9	5.8	15.2
Equities	5.4	5.1	10.1	3.0	4.9
Foreign exchange	2.9	3.2	9.4	1.1	3.0
Commodities	2.8	2.6	4.6	1.3	2.9
Debt specific	3.6	3.4	4.8	2.3	3.7
Diversification effect	(15.0)	(13.1)	n/a	n/a	(11.0)
All-Bank VaR	$12.1	$14.9	$24.2	$8.3	$17.3

(d)	Operational risk
Operational risk is the risk of loss resulting from people, inadequate processes and systems, or from external events. Operational risk includes third party risk, fraud risk and legal risk. It exists in some form in each of the Bank’s business and support activities, and third parties with whom the Bank has entered a business or strategic arrangement for outsourcing activities, the provision of products or services, or other benefits. It can result in financial loss, regulatory sanctions and damage to the Bank’s reputation. Operational risk management refers to the discipline of systematic identification, assessment, measurement, mitigation, monitoring, and reporting of operational risk.